                                                                    EXHIBIT 24.1

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 30th day of January, 2002.

                                           /s/ Judith A. Paul
                                           -------------------------------------
                                           Judith A. Paul

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 19th day of January, 2002.

                                           /s/ Terrance D. Paul
                                           -------------------------------------
                                           Terrance D. Paul

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 22nd day of January, 2002.

                                           /s/ Michael H. Baum
                                           -------------------------------------
                                           Michael H. Baum

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 31st day of January, 2002.

                                           /s/ John R. Hickey
                                           -------------------------------------
                                           John R. Hickey

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 18th day of January, 2002.

                                           /s/ Timothy P. Welch
                                           -------------------------------------
                                           Timothy P. Welch

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 18th day of January, 2002.

                                           /s/ John H. Grunewald
                                           -------------------------------------
                                           John H. Grunewald

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 6th day of February, 2002.

                                           /s/ Gordon H. Gunnlaugsson
                                           -------------------------------------
                                           Gordon H. Gunnlaugsson

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 21st day of January, 2002.

                                           /s/ Harold E. Jordan
                                           -------------------------------------
                                           Harold E. Jordan

                          DIRECTOR'S POWER OF ATTORNEY

                                (2001 Form 10-K)

     The undersigned director of Renaissance Learning, Inc. designates each of Michael H. Baum and Steven A. Schmidt, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Renaissance Learning, Inc.'s Form 10-K for the fiscal year ended December 31, 2001 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Renaissance Learning, Inc. to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 28th day of January, 2002.

                                           /s/ Addison L. Piper
                                           -------------------------------------
                                           Addison L. (Tad) Piper